UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2013 (November 5, 2013)

GASTAR EXPLORATION LTD.

GASTAR EXPLORATION USA, INC.

(Exact Name of Registrant as Specified in its Charter)

Alberta, Canada	001-32714	98-0570897
Delaware	001-35211	38-3531640
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 Lamar Street, Suite 650 Houston, Texas	77010
(Address of principal executive offices)	(ZIP Code)

(713) 739-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to Underwriting Agreement

On November 5, 2013, Gastar Exploration USA, Inc. (“Gastar USA”), a direct subsidiary of Gastar Exploration Ltd. (the “Company”), entered into that certain Amendment of and understanding with respect to Underwriting Agreement (the “Amendment Agreement”), by and among the Company, Gastar USA and Barclays Capital Inc., Credit Suisse Securities (USA) LLC, MLV & Co. LLC and Sterne, Agee & Leach, Inc., as representatives (the “Representatives”) of the several underwriters named in that certain underwriting agreement, dated as of October 29, 2013 (the “Underwriting Agreement”). Pursuant to the Amendment Agreement, the Underwriting Agreement was amended to, among other things: (i) move the closing date from November 5, 2013 to November 7, 2013 and (ii) revise certain conditions to closing.

A copy of the Amendment Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference and hereby filed. The description of the Amendment Agreement in this Current Report is a summary and is qualified in its entirety by reference to the complete text of the Amendment Agreement.

Guarantee Agreement

On November 7, 2013, the Company entered into a guarantee agreement (the “Guarantee Agreement”) with Gastar USA for the benefit of the holders, as registered on the books and records of either Gastar USA or the transfer agent, of any Series B Preferred Stock (the “Holders”). Pursuant to the Guarantee Agreement, the Company irrevocably and unconditionally agrees, to the extent set forth in the Guarantee Agreement, to pay to the Holders the Guarantee Payments (as such term is defined in the Guarantee Agreement) in the manner and to the extent set forth in the Guarantee Agreement.

The foregoing description of the Guarantee Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Guarantee Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Document

1.1	Amendment of and understanding with respect to Underwriting Agreement, dated November 5, 2013, by and among Gastar Exploration USA, Inc., Gastar Exploration Ltd., Barclays Capital Inc., Credit Suisse Securities (USA) LLC, MLV & Co. LLC and Sterne, Agee & Leach, Inc.

5.1	Opinion of Vinson & Elkins L.L.P. dated November 7, 2013.

5.2	Opinion of Burnet, Duckworth & Palmer LLP dated November 7, 2013.

10.1	Guarantee Agreement, dated November 7, 2013, by and between Gastar Exploration Ltd. and Gastar Exploration USA Inc.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).

23.2	Consent of Burnet, Duckworth & Palmer LLP (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2013	GASTAR EXPLORATION LTD.

	By:	/s/ J. Russell Porter
J. Russell Porter
President and Chief Executive Officer

GASTAR EXPLORATION USA, INC.

	By:	/s/ J. Russell Porter
J. Russell Porter
President

EXHIBIT LIST

Exhibit No.	Description of Document

1.1	Amendment of and understanding with respect to Underwriting Agreement, dated November 5, 2013, by and among Gastar Exploration USA, Inc., Gastar Exploration Ltd., Barclays Capital Inc., Credit Suisse Securities (USA) LLC, MLV & Co. LLC and Sterne, Agee & Leach, Inc.

5.1	Opinion of Vinson & Elkins L.L.P. dated November 7, 2013.

5.2	Opinion of Burnet, Duckworth & Palmer LLP dated November 7, 2013.

10.1	Guarantee Agreement, dated November 7, 2013, by and between Gastar Exploration Ltd. and Gastar Exploration USA Inc.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).

23.2	Consent of Burnet, Duckworth & Palmer LLP (included in Exhibit 5.2).

4